Exhibit 10.1

The CIT Group/Commercial Services, Inc. 11 West 42nd Street New York, NY 10036	T: 212 461-5200
May 12, 2009
Bernard Chaus, Inc.
Cynthia Steffe Acquisition, LLC
S.L. Danielle Acquisition, LLC
530 Seventh Avenue
New York, New York 10018
Ladies and Gentlemen:
We refer you to the Financing Agreement between you and us, dated as of September 18, 2008, as supplemented and amended (herein referred to as the “Financing Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given them in the Financing Agreement.
This letter shall confirm your and our mutual consent and understanding that effective as of May 1, 2009, the Financing Agreement shall be, and hereby is, amended as follows:
1. The definition of “Applicable Margin” appearing in Section 1 of the Financing Agreement, shall be, and hereby is, amended to read as follows:
“Applicable Margin for Base Rate Loans shall mean two percent (2%).
2. Paragraph 8.3 of Section 8 of the Agreement shall be, and hereby is, deleted in its entirety and replaced with the following text:
“8.3 In consideration of the Letter of Credit Guaranty of the Agent, the Companies shall pay the Agent the Letter of Credit Guaranty Fee which shall be an amount equal to: (a) one-quarter of one percent (1/4%) on the face amount of each documentary Letter of Credit payable upon issuance thereof, (b) one-quarter of one percent (1/4%) on the average daily face amount of each documentary Letter of Credit, payable monthly in arrears on the first day of each month and calculated on the basis of a 360 day year for the actual number of days elapsed, and (c) five percent (5%) per annum on the face amount of each standby Letter of Credit, less the amount of any and all amounts previously drawn under such standby Letter of Credit.”

As hereby specifically amended and modified, the Agreement remains in full force and effect, and no other changes in the terms or provisions of the Agreement are intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

Very truly yours, THE CIT GROUP/COMMERCIAL SERVICES, INC.
By	/s/ Geoffrey Goldstein
	Name:	Geoffrey Goldstein
	Title:	Vice President

Read and Agreed to:
BERNARD CHAUS, INC.
By /s/ Barton Heminover

Name: Barton Heminover
Title: Chief Financial Officer
CYNTHIA STEFFE ACQUISITION, LLC
By /s/ Barton Heminover

Name: Barton Heminover
Title: Chief Financial Officer
S.L. DANIELLE ACQUISITION, LLC
By /s/ Barton Heminover

Name: Barton Heminover
Title: Chief Financial Officer